SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 20, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-20574                   51-0340466
(State or other jurisdiction  (Commission File Number)     IRS Employer
     of incorporation)                                       Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.    Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99.1. Press Release dated April 20, 2004
                       titled "The Cheesecake Factory Reports Record Financial Results for the Fiscal Quarter Ended March 30, 2004".

ITEM 9.    Regulation FD Disclosure.

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On April 20, 2004, The Cheesecake Factory Incorporated issued a press release announcing financial results for the fiscal first quarter ended March 30, 2004. A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004      THE CHEESECAKE FACTORY INCORPORATED



                          By:  /s/ MICHAEL J. DIXON
                               -------------------------------------------------
                               Michael J. Dixon
                               Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit      Description
-----------    -----------------------------------------------------------------
    99.1       Press Release dated April 20, 2004 titled "The Cheesecake Factory
               Reports Record Financial Results for the Fiscal Quarter Ended
               March 30, 2004."




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